Supplement to the
Standard and Service Class Prospectuses for the
Lincoln Variable Insurance Products Trust
Dated May 1, 2009 as Supplemented August 13 and 14, 2009, and September 21, 2009

LVIP Delaware Bond Fund, LVIP Delaware Growth and Income Fund,
LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund
and LVIP Money Market Fund
(collectively, the “Funds”)

The following supplements information about the Funds’ sub-adviser, Delaware Management Company, included in the Funds’ Prospectus:

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. (“DMH”) and its subsidiaries (also known by the marketing name of Delaware Investments), including Delaware Management Company (“DMC”), the sub-adviser to the Funds.  The ownership of DMH and its subsidiaries will be sold to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services (the “Transaction”).  The Transaction is expected to close on or around December 31, 2009, subject to regulatory approvals and other customary closing conditions.  On December 7 and 8, 2009, the Board of Trustees of the Trust will formally consider the sub-advisory agreement between the Funds and DMC, which will become effective following the Transaction.

LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund,
LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund,
LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund,
LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund
(collectively, the “Funds”)

On Page WP-2, the following is to be inserted following the first paragraph in the Section entitled “What are the Underlying Funds?”:

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. (“DMH”) and its subsidiaries (also known by the marketing name of Delaware Investments), including the Delaware VIP Series.  The ownership of DMH and its subsidiaries will be sold to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services (the “Transaction”).  The Transaction is expected to close on or around December 31, 2009, subject to regulatory approvals and other customary closing conditions.

Each Risk-based Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within certain percentage limitations, and other securities.  The percentage limitation restrictions applicable to investments in non-affiliated funds apply at the time of the investment.  Accordingly, investments in funds that are advised by DMC (“Delaware Funds”) that are held prior to the Transaction may continue to be held after the closing of the Transaction without consideration for the restrictions applicable to investments in non-affiliated funds.  The Funds expect to hold a significant amount of Delaware Funds following the closing of the Transaction.  In addition, the Funds may rely on an exemption under the federal securities laws which allow unlimited investment in non-affiliated funds subject to certain conditions.

LVIP Money Market Fund

On Page MM-1 under the section entitled “What are the fund’s goals and main investment strategies?”, the first paragraph and bulleted points are to be deleted and replaced with the following:

The investment objective of the LVIP Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).  The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset.  These instruments include, but are not limited to:

•	obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	certificates of deposit, loan participations and other obligations of U.S. and foreign banks that have assets of at least one billion dollars; and
•	commercial paper and other debt obligations of U.S. and foreign corporations, municipalities, institutions of higher education and other institutions.

This Supplement is dated December 1, 2009.

Please keep this supplement with your records.